Exhibit 99.1

Diamondback Energy, Inc. Announces Launch of Tender Offers for Any and All of its Outstanding 4.400% Senior Notes due 2051 and 4.250% Senior Notes due 2052

April 6, 2026

MIDLAND, Texas, April 6, 2026 (GLOBE NEWSWIRE) -- Diamondback Energy, Inc. (NASDAQ: FANG) (the “Company” or “Diamondback”) today announced the commencement of tender offers to purchase for cash any and all of the Senior Notes issued by the Company listed in the table below (collectively, the “Notes”). The tender offers (the “Offers”) are being made pursuant to the Offer to Purchase, dated April 6, 2026 (as may be amended or supplemented from time to time, the “Offer to Purchase”), and its accompanying notice of guaranteed delivery (the “Notice of Guaranteed Delivery”).

Offers to Purchase for Cash Any and All of Diamondback Energy, Inc.’s Senior Notes Described in the Table Below

Title of Security	CUSIP / ISIN(1)	Aggregate Principal Amount Outstanding	U.S. Treasury Reference Security(2)	Bloomberg Reference Page(2)	Fixed Spread(3)
4.400% Senior Notes due 2051	CUSIP: 25278XAQ2 ISIN: US25278XAQ25	$386,412,000	4.625% UST due November 15, 2055	FIT1	80 bps
4.250% Senior Notes due 2052	CUSIP: 25278XAT6 ISIN: US25278XAT63	$605,258,000	4.625% UST due November 15, 2055	FIT1	80 bps

(1)	No representation is made as to the correctness or accuracy of the CUSIP numbers and ISINs listed herein. Such information is provided solely for the convenience of the Holders (as defined below) of the Notes.

(2)	The consideration (the “Consideration”) payable per $1,000 principal amount of Notes validly tendered and accepted for purchase will be determined in the manner described in the Offer to Purchase by reference to the applicable fixed spread specified in the table above plus the yield to maturity of the applicable U.S. Treasury Reference Security specified in the table above based on the bid-side price of such Reference Security on the applicable Reference Page specified in such table at 2:00 p.m., New York City time, on April 10, 2026 (as such date and time may be extended). The calculation of the Consideration may be performed to either the maturity date or the par call date for the Notes, as applicable, in accordance with standard market practice. The Consideration does not include Accrued Interest (as defined below), which will be paid on Notes accepted for purchase by us.

(3)	In addition to the Consideration, holders (each a “Holder” and, collectively, the “Holders”) of Notes accepted for purchase pursuant to the Offers, including Notes accepted pursuant to the Guaranteed Delivery Procedures referred to herein, will also receive accrued interest from the last interest payment date of the Notes to, but not including, the Settlement Date (as defined below) (such accrued interest, the "Accrued Interest").

The Offers may be amended by us in our sole discretion, subject to applicable law. The Offers will expire at 5:00 p.m., New York City time, on April 10, 2026, unless extended or terminated by us (such time and date, as the same may be extended by us in our sole discretion, subject to applicable law, the “Expiration Date”). Tendered Notes may be withdrawn at or prior to the Expiration Date by following the procedures in the Offer to Purchase, but may not thereafter be validly withdrawn, unless otherwise required by applicable law.

Tenders of Notes after the Expiration Date will not be valid, unless the Guaranteed Delivery Procedures specified in the Offer to Purchase are followed.

We expect to purchase all Notes that have been validly tendered and not validly withdrawn at or prior to the Expiration Date and accepted for purchase, other than Notes tendered pursuant to a Notice of Guaranteed Delivery, on the first business day after the Expiration Date, which is expected to be April 13, 2026 unless extended (the “Settlement Date”). We expect to purchase all Notes that have been validly tendered and not validly withdrawn at or prior to the Expiration Date and accepted for purchase pursuant to the Guaranteed Delivery Procedures, subject to all conditions to the Offers having been satisfied or waived by us, on the third business day after the Expiration Date, which is expected to be April 15, 2026, unless extended.

Tenders of Notes may be validly withdrawn at any time at or prior to 5:00 p.m., New York City time, on April 10, 2026 (the “Withdrawal Deadline”), but, unless otherwise required by applicable law, may not be validly withdrawn thereafter. The Company may extend the Withdrawal Deadline in its sole discretion. In addition, the Company may extend the Expiration Date without extending the Withdrawal Deadline or otherwise reinstating withdrawal rights of Holders, subject to applicable law.

Our obligation to accept for purchase and pay for Notes pursuant to the Offers is subject to the satisfaction or waiver by the Company of certain conditions set forth in the Offer to Purchase and Notice of Guaranteed Delivery. The Offers are not conditioned upon the tender of any minimum principal amount of the Notes.

The Company refers investors to the Offer to Purchase for the complete terms and conditions of the Offers. The description of the Offers above is only a summary and is qualified in its entirety by the Offer to Purchase, which may be obtained as described below.

Information Relating to the Tender Offers

TD Securities, BofA Securities, Citigroup, and Wells Fargo Securities are the dealer managers for the Offers. Investors with questions regarding the Offers may contact the dealer managers at the following telephone numbers: (i) TD Securities at (866) 584-2096 (toll-free) or (212) 827-2842 (collect), (ii) BofA Securities at (888) 292-0070 (toll-free) or (980) 388-0539 (collect), (iii) Citigroup at (800) 558-3745 (toll-free) or +1 (212) 723-6106 (collect) and (iv) Wells Fargo Securities at (866) 309-6316 (toll-free) or (704) 410-4235 (collect). D.F. King & Co., Inc. is the tender and information agent for the Offers and can be contacted at (888) 541-9895 (toll-free) (bankers and brokers can call collect at (646) 677-2522) or by email at diamondback@dfking.com.

None of the Company or its affiliates, their respective boards of directors, the dealer managers, the tender and information agent, and the trustee with respect to any Notes is making any recommendation as to whether Holders should tender any Notes in response to the Offers, and neither the Company nor any such other person has authorized any person to make any such recommendation. Holders must make their own decision as to whether to tender any of their Notes, and, if so, the principal amount of Notes to tender.

Holders are urged to evaluate carefully all information in this press release, including the documents referred to herein, consult their own investment and tax advisors and make their own decisions whether to tender some or all of their Notes. If a Holder holds Notes through a custodian bank, broker, dealer, commercial bank, trust company or other nominee, it should contact such custodian or nominee if it wishes to tender its Notes.

The Offer to Purchase and Notice of Guaranteed Delivery may be obtained from D.F. King & Co., Inc., free of charge, by calling (888) 541-9895 (toll-free) (bankers and brokers can call collect at (646) 677-2522)) or by email at diamondback@dfking.com. Additionally, copies of the Offer to Purchase and Notice of Guaranteed Delivery are available at the following webpage: https://www.dfking.com/fang/.

About Diamondback Energy, Inc.

Diamondback is an independent oil and natural gas company headquartered in Midland, Texas focused on the acquisition, development, exploration and exploitation of unconventional, onshore oil and natural gas reserves primarily in the Permian Basin in West Texas.

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks, uncertainties, and assumptions. All statements, other than statements of historical fact, including statements regarding the completion of the Offers, Diamondback’s future performance; business strategy; future operations (including drilling plans and capital plans); estimates and projections of revenues, losses, costs, expenses, returns, cash flow, and financial position; reserve estimates and its ability to replace or increase reserves; anticipated benefits of strategic transactions (including acquisitions and divestitures); and plans and objectives of management (including plans for future cash flow from operations and for executing environmental strategies) are forward-looking statements. When used in this news release or otherwise by Diamondback, the words “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “model,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions (including the negative of such terms) as they relate to Diamondback are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Although Diamondback believes that the expectations and assumptions reflected in its forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond Diamondback’s control. Accordingly, forward-looking statements are not guarantees of future performance and Diamondback’s actual outcomes could differ materially from what Diamondback has expressed in its forward-looking statements. Information concerning these risks and uncertainties and other factors can be found in the Offer to Purchase and in Diamondback’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its reports on Forms 10-K, 10-Q and 8-K, each of which can be obtained free of charge on the SEC’s web site at http://www.sec.gov. Diamondback undertakes no obligation to update or revise any forward-looking statement unless required by applicable law.

Company Contact:

Adam Lawlis

+1 432.221.7467

alawlis@diamondbackenergy.com